                                                                    EXHIBIT 99.2



                      MASCO CORPORATION 2003 FIRST QUARTER


  Page

   1       CONDENSED STATEMENT OF INCOME - 2003 & 2002 QUARTERS

   2       SALES BY SEGMENT AND GEOGRAPHIC AREA - 1st QUARTER 2003 & 2002

   3       2003 QUARTERLY SEGMENT DATA

   4       2002 QUARTERLY SEGMENT DATA

   5       OTHER INCOME (EXPENSE)

   6       CONDENSED STATEMENT OF INCOME 1st QUARTER 2003 & 2002

   7       CONDENSED CONSOLIDATED BALANCE SHEET

           GAAP RECONCILIATIONS:

   8       - Sales Growth excluding acquisitions, divestitures & currency

   9       - Operating Profit, Net Income and E.P.S. for the year ended December
             31, 2002

                                MASCO CORPORATION
                          CONDENSED STATEMENT OF INCOME
                             2003 and 2002 QUARTERLY
                      (IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                              2003                2002 ACTUAL
                                                                   ----------------------   -------------------------
                                                                               1ST
                                                                               QTR.                    YEAR
                                                                   ----------------------   ------------------------
Net  Sales:
   - North America                                                 $            1,993,000    $            7,956,700
   - International                                                                505,300                 1,462,700
                                                                   ----------------------   ------------------------
   - Combined                                                                   2,498,300                 9,419,400
                                                                   ----------------------
Cost of Sales                                                                   1,744,540                 6,450,590
                                                                   ----------------------   ------------------------
Gross Profit                                                                      753,760                 2,968,810
   (G.P. Margin)                                                                    30.2%                     31.5%
                                                                   ----------------------   ------------------------
S,G & A  Expense: (Before Gen'l Corp. Exp., Income/Charge
 & Benefit Payments)                                                              403,380                 1,408,540
   S,G&A Pct. to Sales                                                              16.1%                     15.0%
                                                                   ----------------------   ------------------------
Operating Profit (Before Gen'l Corp. Exp., Income/Charge
 & Benefit Payments)                                                              350,380                 1,560,270
   (O.P. Margin)                                                                    14.0%                     16.6%
   - North America                                                                283,560                 1,361,270
      (Margin)                                                                      14.2%                     17.1%
   - International                                                                 66,820                   199,000
      (Margin)                                                                      13.2%                     13.6%
                                                                   ----------------------   ------------------------
Operating Profit (Before Gen'l Corp. Exp., Income/Charge
 & Benefit Payments)                                                              350,380                 1,560,270
    (Margin)                                                                        14.0%                     16.6%
                                                                   ----------------------   ------------------------
General Corp. Expense                                                              28,000                    98,000
                                                                   ----------------------   ------------------------
S,G & A  Pct. to Sales (Incl. Gen'l Corp. Exp.)                                     18.1%                     16.0%
                                                                   ----------------------   ------------------------
(Income)/Charge Regarding Litigation Settlement, Net                              (13,520)                  146,800
                                                                   ----------------------   ------------------------
Accelerated Benefit Payments                                                       21,000                         -
                                                                   ----------------------   ------------------------
Reversal of a Charge for the Planned
 Disposition of a Business                                                              -                   (15,630)
                                                                   ----------------------   ------------------------
Operating Profit per F/S                                           $              314,900    $            1,331,100
                                                                   ======================== ========================

Earnings Per Common Share (Diluted)                                $                 0.32    $                 1.33

Goodwill impairment charge                                                              -                     (0.18)

Earnings Per Common Share (Diluted) - Reported                     $                 0.32    $                 1.15
                                                                   ----------------------   ------------------------


                                                                                    2002 ACTUAL
                                                                 ---------------------------------------------------
                                                                              4TH                     3RD
                                                                              QTR.                    QTR.
                                                                         ------------             ------------
Net  Sales:
    - North America                                               $            2,074,700    $           2,114,000
    - International                                                              412,700                  404,000
                                                                 ------------------------- ------------------------
    - Combined                                                                 2,487,400                2,518,000

Cost of Sales                                                                  1,729,850                1,717,040
                                                                 ------------------------- ------------------------
Gross Profit                                                                     757,550                  800,960
   (G.P. Margin)                                                                   30.5%                    31.8%
                                                                 ------------------------- ------------------------
S,G & A  Expense: (Before Gen'l Corp. Exp., Income/Charge
 & Benefit Payments)                                                             377,480                  354,460
   S,G&A Pct. to Sales                                                             15.2%                    14.1%
                                                                 ------------------------- ------------------------
Operating Profit (Before Gen'l Corp. Exp., Income/Charge
 & Benefit Payments)                                                             380,070                  446,500
   (O.P. Margin)                                                                   15.3%                    17.7%
   - North America                                                               321,570                  390,300
      (Margin)                                                                     15.5%                    18.5%
   - International                                                                58,500                   56,200
      (Margin)                                                                     14.2%                    13.9%
                                                                 ------------------------- ------------------------
Operating Profit (Before Gen'l Corp. Exp., Income/Charge
 & Benefit Payments)                                                             380,070                  446,500
  (Margin)                                                                         15.3%                    17.7%
                                                                 ------------------------- ------------------------
General Corp. Expense                                                             25,000                   25,000
                                                                 ------------------------- ------------------------
S,G & A  Pct. to Sales (Incl. Gen'l Corp. Exp.)                                    16.2%                    15.1%
                                                                 ------------------------- ------------------------
(Income)/Charge Regarding Litigation Settlement, Net                             (19,200)                 166,000
                                                                 ------------------------- ------------------------
Accelerated Benefit Payments                                                           -                        -
                                                                 ------------------------- ------------------------
Reversal of a Charge for the Planned
 Disposition of a Business                                                       (15,630)                       -
                                                                 ------------------------- ------------------------
Operating Profit per F/S                                          $              389,900    $             255,500
                                                                 ========================= ========================

Earnings Per Common Share (Diluted)                               $                 0.37    $                0.24

Goodwill impairment charge                                                             -                        -

Earnings Per Common Share (Diluted) - Reported                    $                 0.37    $                0.24
                                                                 ------------------------- ------------------------


                                                                                      2002 ACTUAL
                                                                  ----------------------------------------------------
                                                                               2ND                     1ST
                                                                               QTR.                    QTR.
                                                                          ------------             ------------
Net  Sales:
   - North America                                                  $           1,973,000    $           1,795,000
   - International                                                                341,000                  305,000
                                                                  ------------------------- -----------------------
   - Combined                                                                   2,314,000                2,100,000

Cost of Sales                                                                   1,549,650                1,454,050
                                                                  ------------------------- -----------------------
Gross Profit                                                                      764,350                  645,950
   (G.P. Margin)                                                                    33.0%                    30.8%
                                                                  ------------------------- -----------------------
S,G & A  Expense: (Before Gen'l Corp. Exp., Income/Charge
 & Benefit Payments)                                                              345,250                  331,350
   S,G&A Pct. to Sales                                                              14.9%                    15.8%
                                                                  ------------------------- -----------------------
Operating Profit (Before Gen'l Corp. Exp., Income/Charge
 & Benefit Payments)                                                              419,100                  314,600
   (O.P. Margin)                                                                    18.1%                    15.0%
   - North America                                                                372,700                  276,700
      (Margin)                                                                      18.9%                    15.4%
   - International                                                                 46,400                   37,900
      (Margin)                                                                      13.6%                    12.4%
                                                                  ------------------------- -----------------------
Operating Profit (Before Gen'l Corp. Exp., Income/Charge
 & Benefit Payments)                                                              419,100                  314,600
      (Margin)                                                                      18.1%                    15.0%
                                                                  ------------------------- -----------------------
General Corp. Expense                                                              24,000                   24,000
                                                                  ------------------------- -----------------------
S,G & A  Pct. to Sales (Incl. Gen'l Corp. Exp.)                                     16.0%                    16.9%
                                                                  ------------------------- -----------------------
(Income)/Charge Regarding Litigation Settlement, Net                                    -                        -
                                                                  ------------------------- -----------------------
Accelerated Benefit Payments                                                            -                        -
                                                                  ------------------------- -----------------------
Reversal of a Charge for the Planned
 Disposition of a Business                                                              -                        -
                                                                  ------------------------- -----------------------
Operating Profit per F/S                                            $             395,100    $             290,600
                                                                  ========================= =======================

Earnings Per Common Share (Diluted)                                 $                0.43    $                0.31

Goodwill impairment charge                                                              -                    (0.19)

Earnings Per Common Share (Diluted) - Reported                      $                0.43    $                0.12
                                                                  ------------------------- ------------------------

Notes:
- Due to the unexpected passing of the Company's President and Chief Operating Officer, certain benefits were accelerated and expensed in the first quarter of 2003.
- Data for 2002 exclude a first quarter, non-cash goodwill accounting change charge effective January 1, 2002 of $.19 per common share. In addition, per common share amounts for the four quarters do not total to the per common share amount for the year due to the timing of capital stock transactions and the effect of contingently issuable shares.
- Earnings per common share in the third quarter of 2002 include a $.20 charge for a litigation settlement.
- Earnings in the fourth quarter of 2002 include approximately $35 million of income related to insurance proceeds and the reversal of a charge related to the planned disposition of a business and approximately $36 million of charges related to non-operating asset impairments and realized losses on marketable securities.
- Excluding the effect of unusual items (principally the Behr litigation settlement charge, net and a non-cash accounting change charge related to goodwill impairment), net income for the year 2002 was $780 million or $1.52 per common share (see page 9 for the GAAP reconciliation).

                                MASCO CORPORATION
                      SALES BY SEGMENT AND GEOGRAPHIC AREA
                          2003 and 2002 FIRST QUARTERS
                                  (IN MILLIONS)

                                                                    First Quarter                            1st Qtr '03
                                                      ------------------------------------------
                                                                                                                 vs.
                                                           2003                      2002                    1st Qtr '02
                                                      ----------------          ----------------          ------------------

Cabinets & Related Products                           $           699           $           656                 +   7%

Plumbing Products                                                 613                       464                 +  32%

Installation & Other Services                                     542                       390                 +  39%

Decorative Architectural Products                                 360                       359                     0%

Other Specialty Products                                          284                       231                 +  23%

                                                         -------------             -------------

   Total                                              $         2,498           $         2,100                 +  19%
                                                         =============             =============



North America                                         $         1,993           $         1,795                 +  11%

International                                                     505                       305                 +  66%

                                                         -------------             -------------

   Total, as above                                    $         2,498           $         2,100                 +  19%
                                                         =============             =============

Excluding acquisitions and divestitures, net sales increased 5 percent and international sales in local currencies were flat compared with the first quarter of 2002 (see page 8 for the GAAP reconciliation).

                                MASCO CORPORATION
                          SEGMENT DATA - QUARTERLY 2003
                                  (IN MILLIONS)



                                                       YEAR           4th Qtr.        3rd Qtr.          2nd Qtr.        1st Qtr.
                                                       ----           --------        --------          --------        --------
NET SALES:
  - Cabinets and Related Products               $                $                $               $                 $          699
  - Plumbing Products                                                                                                          613
  - Installation and Other Services                                                                                            542
  - Decorative Architectural Products                                                                                          360
  - Other Specialty Products                                                                                                   284
                                                   ------------    -------------    ------------     -------------    -------------
  - TOTAL                                                                                                                    2,498
                                                   ============    =============    ============     =============    =============
  - North America                                                                                                            1,993
  - International, principally Europe                                                                                          505
                                                   ------------    -------------    ------------     -------------    -------------
  - TOTAL, AS ABOVE                                                                                                          2,498
                                                   ============    =============    ============     =============    =============
OPERATING PROFIT:
  - Cabinets and Related Products                                                                                               84
  - Plumbing Products                                                                                                           84
  - Installation and Other Services                                                                                             77
  - Decorative Architectural Products                                                                                           62
  - Other Specialty Products                                                                                                    43
                                                   ------------    -------------    ------------     -------------    -------------
  - TOTAL                                                                                                                      350
                                                   ============    =============    ============     =============    =============
  - North America                                                                                                              283
  - International, principally Europe                                                                                           67
                                                   ------------    -------------    ------------     -------------    -------------
  - TOTAL, AS ABOVE                                                                                                            350
                                                   ============    =============    ============     =============    =============
GENERAL CORP.  EXPENSE                                                                                                          28
                                                   ------------    -------------    ------------     -------------    -------------
(INCOME) RELATED TO LITIGATION SETTLEMENT, NET                                                                                 (14)
                                                   ------------    -------------    ------------     -------------    -------------
ACCELERATED BENEFIT PAYMENTS                                                                                                    21
                                                   ------------    -------------    ------------     -------------    -------------
OPERATING PROFIT, AFTER
  GENERAL CORP. EXPENSE AND ADJUSTMENTS                                                                                        315

OTHER INCOME (EXPENSE), NET                                                                                                    (55)
                                                   ------------    -------------    ------------     -------------    -------------

INCOME BEFORE TAX AND MINORITY INTEREST        $                $                $               $                 $           260
                                                   ============    =============    ============     =============    =============
MARGINS:
  - Cabinets and Related Products                                                                                             12.0%
  - Plumbing Products                                                                                                         13.7%
  - Installation and Other Services                                                                                           14.2%
  - Decorative Architectural Products                                                                                         17.2%
  - Other Specialty Products                                                                                                  15.1%
  - TOTAL                                                                                                                     14.0%

  - North America                                                                                                             14.2%
  - International, principally Europe                                                                                         13.3%
  - TOTAL, AS ABOVE                                                                                                           14.0%


Notes:
- Operating profit margins above are before general corporate expense, income related to a litigation settlement (which relates to the Decorative Architectural Products segment) and accelerated benefit payments.
- Due to the unexpected passing of the Company's President and Chief Operating Officer, certain benefits were accelerated and expensed in the first quarter of 2003.

                                MASCO CORPORATION
                          SEGMENT DATA - QUARTERLY 2002
                                  (IN MILLIONS)


                                                      YEAR             4th Qtr.         3rd Qtr.         2nd Qtr.        1st Qtr.
                                                      ----             --------         --------         --------        --------
NET SALES:
  - Cabinets and Related Products               $         2,798 $            722 $            738 $            682 $            656
  - Plumbing Products                                     2,031              523              535              509              464
  - Installation and Other Services                       1,845              568              489              398              390
  - Decorative Architectural Products                     1,599              361              439              440              359
  - Other Specialty Products                              1,146              313              317              285              231
                                                   ------------     ------------     ------------     ------------     ------------
  - TOTAL                                                 9,419            2,487            2,518            2,314            2,100
                                                   ============     ============     ============     ============     ============

  - North America                                         7,956            2,074            2,114            1,973            1,795
  - International, principally Europe                     1,463              413              404              341              305
                                                   ------------     ------------     ------------     ------------     ------------
  - TOTAL, AS ABOVE                                       9,419            2,487            2,518            2,314            2,100
                                                   ============     ============     ============     ============     ============

OPERATING PROFIT:
  - Cabinets and Related Products                           379               98              114              100               67
  - Plumbing Products                                       334               92               83               87               72
  - Installation and Other Services                         304               87               82               71               64
  - Decorative Architectural Products                       338               63               97              105               73
  - Other Specialty Products                                221               56               70               56               39
                                                   ------------     ------------     ------------     ------------     ------------
  - TOTAL                                                 1,576              396              446              419              315
                                                   ============     ============     ============     ============     ============

  - North America                                         1,377              337              390              373              277
  - International, principally Europe                       199               59               56               46               38
                                                   ------------     ------------     ------------     ------------     ------------
  - TOTAL, AS ABOVE                                       1,576              396              446              419              315
                                                   ============     ============     ============     ============     ============

GENERAL CORP.  EXPENSE                                       98               25               25               24               24
                                                   ------------     ------------     ------------     ------------     ------------

CHARGE FOR LITIGATION SETTLEMENT, NET                       147              (19)             166                -                -
                                                   ------------     ------------     ------------     ------------     ------------

OPERATING PROFIT,  AFTER
  GENERAL CORP. EXPENSE AND CHARGE                        1,331              390              255              395              291

OTHER INCOME (EXPENSE), NET                                (300)             (91)             (76)             (70)             (63)
                                                   ------------     ------------     ------------     ------------     ------------

INCOME BEFORE TAX AND ACCTG. CHANGE             $         1,031 $            299 $            179 $            325 $            228
                                                   ============     ============     ============     ============     ============

MARGINS:
  - Cabinets and Related Products                          13.5%            13.6%            15.4%            14.7%            10.2%
  - Plumbing Products                                      16.4%            17.6%            15.5%            17.1%            15.5%
  - Installation and Other Services                        16.5%            15.3%            16.8%            17.8%            16.4%
  - Decorative Architectural Products                      21.1%            17.5%            22.1%            23.9%            20.3%
  - Other Specialty Products                               19.3%            17.9%            22.1%            19.6%            16.9%
  - TOTAL                                                  16.7%            15.9%            17.7%            18.1%            15.0%

  - North America                                          17.3%            16.2%            18.4%            18.9%            15.4%
  - International, principally Europe                      13.6%            14.3%            13.9%            13.5%            12.5%
  - TOTAL, AS ABOVE                                        16.7%            15.9%            17.7%            18.1%            15.0%


Notes:
- Operating profit margins above are before both general corporate expense and a charge for litigation settlement, net, which relates to the Decorative Architectural Products segment.
- Included in operating profit of the Plumbing Products segment for the fourth quarter and year is $15.6 million of income related to the reversal of a charge for the planned disposition of a business.

                                MASCO CORPORATION
                             OTHER INCOME (EXPENSE)
                             2003 AND 2002 QUARTERS
                                  (IN MILLIONS)

                                                                            2003 ACTUAL
                                 ---------------------------------------------------------------------------------------------------
                                                           4TH                   3RD                  2ND                   1ST
                                       YEAR                QTR.                  QTR.                 QTR.                  QTR.
                                       ----                ----                  ----                 ----                  ----

Interest Expense                  $                      $                   $                    $                    $     (67.6)

Impairment Charge for
   Long-Term Investments                                                               -                    -                    -

Income from Cash and
   Cash Investments                                                                                                            2.5

Other Interest Income                                                                                                          1.9

Equity Earnings, Net                                                                                                           0.5

Other, Net (A)                                                                                                                 7.7
                                     -----------         -----------          -----------          -----------          -----------

Total Other Income (Expense)     $                    $           -        $           -        $           -        $       (55.0)
                                     ===========         ===========          ===========          ===========          ===========


                                                                            2002 ACTUAL
                                 ---------------------------------------------------------------------------------------------------
                                                           4TH                  3RD                 2ND                1ST
                                          YEAR             QTR.                 QTR.                QTR.               QTR.
                                          ----             ----                 ----                ----               ----

Interest Expense                 $      (236.9)      $       (66.6)      $       (61.0)      $       (54.2)      $      (55.1)

Impairment Charge for
   Long-Term Investments                 (24.1)              (24.1)                 -                   -                  -

Income from Cash and
   Cash Investments                        7.9                 3.9                 2.1                 1.1                0.8

Other Interest Income                      6.1                 2.7                 1.9                 0.6                0.9

Equity Earnings, Net                      14.2                 1.2                 5.7                 5.4                1.9

Other, Net (A)                           (67.3)               (7.5)              (25.0)              (23.3)             (11.5)
                                    -----------        ------------         -----------         -----------         ----------

Total Other Income (Expense)     $      (300.1)      $       (90.4)      $       (76.3)      $       (70.4)      $      (63.0)
                                    ===========        ============         ===========         ===========         ==========

Note:
(A) Other, net for the quarter ended March 31, 2003 includes realized gains on the sale of marketable securities of approximately $8 million.

                                MASCO CORPORATION
              CONDENSED STATEMENT OF INCOME FOR THREE MONTHS ENDED
                               3/31/03 AND 3/31/02
                  (AMOUNTS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                                               Three Months Ended
                                                                                                    March 31
                                                                                    ----------------------------------------
Line No.                                                         % Change                 2003                     2002
--------                                                       ------------         ----------------        ----------------

   1    Net Sales                                                       19%         $     2,498,300        $      2,100,000

   2    Cost of Sales                                                   20%               1,744,540               1,454,050
                                                                                    ----------------        ----------------
   3    Gross Profit                                                    17%                 753,760                 645,950
                                                                                    ----------------        ----------------
        Operating Profit:

   4       - Before Gen'l Corp. Exp., Litigation Income
             & Benefit Payments (3-8)                                   11%                 350,380                 314,600

   5       - After Gen'l Corp. Exp., Litigation Income
             and Benefit Payments (3-9-10)                               8%                 314,900                 290,600
                                                                                   ----------------         ---------------

        S,G&A Exp.:

   6       - Gen'l Corp. Exp.                                           17%                  28,000                  24,000

   7       - Accelerated Benefit Payments (A)                                                21,000                       -

   8       - All Other                                                  22%                 403,380                 331,350
                                                                                    ----------------        ----------------
   9       - Total S,G&A                                                27%                 452,380                 355,350
                                                                                    ----------------        ----------------
   10   (Income) Related to Litigation Settlement (B)                                       (13,520)                      -

   11   Other Income (Expense), Net                                    -13%                 (55,050)                (63,000)
                                                                                    ----------------       -----------------
   12   Income Before Income Taxes, Minority Interest
           and Cumulative Effect of Accounting Change, net (5-11)       14%                 259,850                 227,600

   13   Income Taxes                                                    17%                  90,400                  77,400
           (Tax Rate)                                                                         34.8%                   34.0%
                                                                                    ----------------       -----------------
   14   Income Before Minority Interest and
           Cumulative Effect of Accounting Change, net                  13%                 169,450                 150,200

   15   Minority interest (C)                                                                (3,650)                      -

   16   Cumulative Effect of Accounting Change, net                                               -                 (92,400)
                                                                                    ----------------        ----------------
   17   Net Income                                                     187%         $       165,800         $         57,800
                                                                                    ================        ================

        Earning Per Common Share (Diluted)                             167%         $          0.32         $           0.12
                                                                                    ================        ================
        Average (Diluted) Common Shares                                  7%                 519,600                 483,900



                                                                                            As a Percent of Sales
                                                                                              Three Months Ended
                                                                                                   March 31
                                                                              ---------------------------------------------
Line No.                                                                            2003                         2002
--------                                                                      ------------------           ----------------

   1       Net Sales                                                               100.0%                        100.0%

   2       Cost of Sales                                                            69.8%                         69.2%
                                                                                 ----------                    ----------
   3       Gross Profit                                                             30.2%                         30.8%
                                                                                 ----------                    ----------
           Operating Profit:

   4          - Before Gen'l Corp. Exp., Litigation Income
                & Benefit Payments (3-8)                                            14.0%                         15.0%

   5          - After Gen'l Corp. Exp., Litigation Income
                and Benefit Payments (3-9-10)                                       12.6%                         13.8%
                                                                                 ----------                    ----------

           S,G&A Exp.:

   6          - Gen'l Corp. Exp.                                                     1.1%                          1.1%

   7          - Accelerated Benefit Payments (A)                                     0.8%                             -

   8          - All Other                                                           16.2%                         15.8%
                                                                                 ----------                    ----------
   9          - Total S,G&A                                                         18.1%                         16.9%
                                                                                 ----------                    ----------
   10      (Income) Related to Litigation Settlement (B)                            -0.5%                             -

   11      Other Income (Expense), Net                                              -2.2%                         -3.0%
                                                                                 ----------                    ----------
   12      Income Before Income Taxes, Minority Interest
              and Cumulative Effect of Accounting Change, net (5-11)                10.4%                         10.8%

   13      Income Taxes                                                              3.6%                          3.6%
              (Tax Rate)                                                         ----------                    ----------
                                                                                     6.8%                          7.2%
   14      Income Before Minority Interest and
              Cumulative Effect of Accounting Change, net

   15      Minority interest (C)                                                    -0.2%                          0.0%

   16      Cumulative Effect of Accounting Change, net                               0.0%                         -4.4%
                                                                                 ----------                    ----------
   17      Net Income                                                                6.6%                          2.8%
                                                                                 ==========                    ==========

           Earning Per Common Share (Diluted)

           Average (Diluted) Common Shares


           Notes:
           (A) Due to the unexpected passing of the Company's President and Chief Operating Officer, certain benefits were accelerated and expensed in the first quarter of 2003.

           (B) The first quarter of 2003 includes $13.5 million of income related to insurance proceeds for a litigation settlement regarding the Company's subsidiary, Behr Process Corporation.


           (C) The Company owns 64% of Hansgrohe AG; this line is the reduction of income to reflect the minority interest.

                                MASCO CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEET
                                 (IN THOUSANDS)

                                                March 31,                December 31,              March 31,
ASSETS                                           2003                       2002                     2002
                                           -----------------          -----------------         ----------------

Current  Assets:

   Cash and Cash Investments                   $    748,450               $  1,066,570              $   238,160

   Receivables                                    1,683,740                  1,546,360                1,377,180

   Inventories                                    1,123,200                  1,055,620                  897,250

   Prepaid Expenses and Other                       272,550                    281,220                  171,000
                                           -----------------          -----------------         ----------------

      Total Current Assets                        3,827,940                  3,949,770                2,683,590


Equity Investments                                   70,110                     67,810                   83,800

Property and Equipment, Net                       2,364,930                  2,315,060                2,009,720

Goodwill, Net                                     4,346,310                  4,297,150                3,271,220

Other Intangible Assets, Net                        351,710                    353,870                  308,600

Other Noncurrent Assets                           1,009,320                  1,066,770                  985,960
                                           -----------------          -----------------         ----------------

                                               $ 11,970,320               $ 12,050,430              $ 9,342,890
                                           =================          =================         ================


LIABILITIES

Current Liabilities:

   Notes Payable                               $    301,050               $    321,180              $   130,690

   Accounts Payable                                 657,150                    541,590                  402,540

   Accrued Liabilities                              988,600                  1,069,680                  782,720
                                           -----------------          -----------------         ----------------

      Total Current Liabilities                   1,946,800                  1,932,450                1,315,950


Long-Term Debt                                    4,321,770                  4,316,470                3,576,350

Deferred Taxes and Other                            502,630                    507,670                  217,760


SHAREHOLDERS' EQUITY                              5,199,120                  5,293,840                4,232,830
                                           -----------------          -----------------         ----------------

                                               $ 11,970,320               $ 12,050,430              $ 9,342,890
                                           =================          =================         ================

                                MASCO CORPORATION
                            GAAP SALES RECONCILIATION
      EXCLUDING EFFECT OF ACQUISITIONS, DIVESTITURES & CURRENCY TRANSLATION
                                    3/31/2003
                                 (IN THOUSANDS)

                                                                    Three Months Ended
                                                                        March 31,

                                                                 2003                     2002
                                                              ----------------    ----------------
Consolidated Net Sales, as reported                               $ 2,498,300         $ 2,100,000
  - Acquisitions                                                     (311,300)                  -
  - Divestitures                                                            -             (11,200)
                                                              ----------------    ----------------
Consolidated Net Sales,
    excluding acquisitions & divestitures                         $ 2,187,000         $ 2,088,800
                                                              ================    ================




North American Net Sales, as reported                             $ 1,993,000         $ 1,795,200
  - Acquisitions                                                     (172,000)                  -
  - Divestitures                                                            -             (11,200)
                                                              ----------------    ----------------
North American Net Sales,
    excluding acquisitions & divestitures                         $ 1,821,000         $ 1,784,000
                                                              ================    ================



International Net Sales, as reported                              $   505,300         $   305,000
  - Acquisitions                                                     (139,300)                  -
  - Divestitures                                                            -                   -
                                                              ----------------    ----------------
International Net Sales,
    excluding acquisitions & divestitures                             366,000             305,000
  - Currency Translation                                              (60,000)                  -
                                                              ----------------    ----------------
International Net Sales,
    excluding acquisitions, divestitures & currency               $   306,000         $   305,000
                                                              ================    ================

The Company presents information comparing results from one period to another excluding the results of businesses acquired or disposed of in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period's exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed before taking into account currency fluctuations.

                                MASCO CORPORATION
           GAAP RECONCILIATION OF OPERATING PROFIT, NET INCOME AND EPS
                      TWELVE MONTHS ENDED DECEMBER 31, 2002
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                               EPS        OPERATING PROFIT     NET INCOME

        As reported                                          $ 1.15         $ 1,331,100         $ 589,700

        Litigation Charge, Net                                 0.18             146,800            92,300
        Charge for Goodwill Impairment                         0.18                                92,400
        Gain on Disposition of Businesses                     (0.02)            (15,600)           (9,800)
        Impairment Charge for Non-operating Assets             0.03                                15,100

                                                            --------      --------------      ------------
        As Reconciled                                        $ 1.52         $ 1,462,300         $ 779,700
                                                            ========      ==============      ============